UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 25, 2006
Date of Report (Date of earliest event reported)

FACEPRINT GLOBAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-51853	33-0619256
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1111 E. Herndon Ave., Suite 115
Fresno, California 93720
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (559) 436-1060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding FacePrint Global Solutions, Inc. beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause FacePrint Global Solutions, Inc.’s actual results to differ from management's current expectations are contained in FacePrint Global Solutions, Inc.’s filings with the Securities and Exchange Commission. FacePrint Global Solutions, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01 Entry into a Material Definitive Agreement

The information called for by this item is contained in Item 5.02, which is incorporated by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 26, 2006, FacePrint Global Solutions, Inc. (“FacePrint” or the “Registrant”), entered into a professional services agreement (the “Agreement”) with Canon Bryan, which was approved by the board of directors appointing Mr. Bryan as Chief Financial Officer of FacePrint. Pierre Cote, FacePrint’s Chief Executive Officer, simultaneously resigned as the Company’s interim Chief Financial Officer with Mr. Bryan’s appointment.

There are no family relationships between Canon Bryan and any director or executive officer of the Registrant.

Pursuant to the Agreement, Mr. Bryan is to be compensated $75 an hour in cash or $150 an hour in shares of FacePrint common stock. Mr. Bryan will be issued a retainer of $10,000.

The business experience of Mr. Bryan follows:

Since 2000, Mr. Bryan has been the managing director of his private company, ACB Analytics, providing financial advisory services to private and public companies.

Mr. Bryan is currently Chief Financial Officer for CYOP Systems International, a company traded on the Over-the-Counter Bulletin Board. CYOP Systems International is a provider of multimedia transactional technology solutions and services for the entertainment industry, and a developer of online games, poker, and bingo.

Mr. Bryan has worked in a variety of industries. For example, he serves as CFO for the International Pilots Group, a private charter airline and resort development business. He was a senior financial analyst for Lasik Vision Corporation, a Vancouver Stock Exchange-listed company that became the world’s largest provider of laser refractive surgical services. He was also a member of the board of directors and chairman of the audit committee for Global Media Corporation, also a company NASDAQ - listed company.

Item 8.01 Other Events

On October 2, 2006, the Company will issue a press release announcing the appointment of Mr. Bryan as the Company’s Chief Financial Officer. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed with this report:

Exhibit Number	Description
10.1	Professional Services Agreement dated September 25, 2006 by and between Canon Bryan and FacePrint Global Solutions, Inc.
99.1	Press release issued by FacePrint Global Solutions, Inc. dated October 2, 2006

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FACEPRINT GLOBAL SOLUTIONS, INC.

September 29, 2006	By:	/s/ Pierre Cote
Pierre Cote
Chief Executive Officer
(Principal Executive Officer)